Exhibit 10.7
FORM OF
AMENDED AND RESTATED
SUBSCRIPTION AGREEMENT
[_________], 2007
To the Board of Directors of
Atlas Acquisition Holdings Corp.:
Gentlemen:
     The undersigned hereby subscribes for and agrees to purchase [___] warrants (the “Insider Warrants”) at $1.00 per Insider Warrant, of Atlas Acquisition Holdings Corp., a Delaware corporation (the “Company”), for an aggregate purchase price of $[___] (the “Purchase Price”). Each Warrant is exercisable for one share of the Company’s common stock, par value $0.001 per share, (“Common Stock”), at an exercise price of $7.50 per share. The purchase and issuance of the Insider Warrants shall occur simultaneously with the consummation of the Company’s initial public offering of securities (“IPO”) which is being underwritten by Lazard Capital Markets LLC (“Lazard”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley” and, together with Lazard, the “Underwriters”). The Insider Warrants will be sold to the undersigned on a private placement basis and not as part of the IPO (the “Offering”).
     At least 24 hours prior to the effective date of the registration statement filed by the Company in connection with the IPO (the “Registration Statement”), the undersigned shall deliver the Purchase Price to Bank of America to hold in an account until the Company consummates the IPO. Simultaneously with the consummation of the IPO, Bank of America shall deposit the Purchase Price, without interest or deduction, into the trust fund established by the Company for the benefit of the Company’s public stockholders as described in the Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Company and Bank of America. Simultaneously with the consummation of the IPO, the Company shall issue to the undersigned a warrant certificate or certificates (or, if not certificated, provide documentation reflecting the registration in the name of the undersigned on the warrant ledgers of the Company) representing such fully paid and non-assessable Insider Warrants. In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to Bank of America, Bank of America shall return the Purchase Price to the undersigned, without interest or deduction.
     The undersigned represents and warrants that he has been advised that the Insider Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); that he is acquiring the Insider Warrants for his account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Insider Warrants in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that he is familiar with the proposed business, management, financial condition, and affairs of the Company.

     The undersigned agrees that he shall not sell or transfer the Insider Warrants (except to employees of Promethean Investments LLP or to the Company’s directors or special advisors at the same cost per Insider Warrant originally paid by the undersigned and upon execution of an agreement by the transferee to be bound by the restrictions contained in this paragraph) until 90 days after the date on which the Company consummates a merger, capital stock exchange, asset acquisition, or other similar business combination with an operating business (as more fully described in the Registration Statement) (a “Business Combination”) and acknowledges that the certificates for such Insider Warrants shall contain a legend indicating such restriction on transferability (in addition to any other legend which may be required by other agreements between the parties hereto). Such legend will be in substantially the following form:
“THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANT) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

“THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANT) ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF _________, 2008, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”). COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”
     In connection with the Warrants purchased pursuant to this Agreement , the undersigned hereby waives any and all right, title, interest, or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company’s failure to timely complete a Business Combination. For purposes of clarity, in the event the undersigned purchases shares of Common Stock in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive any liquidating distributions by the Company. Notwithstanding the foregoing, the undersigned acknowledges and agrees that any such shares of Common Stock purchased by the undersigned prior to this private placement or pursuant to an exercise of Warrants purchased in this private placement will be voted in accordance with the majority of the shares voted by the public stockholders.

     The undersigned acknowledges that the Warrants shall be forfeited to the Company in the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO.
     The undersigned understands and acknowledges that an exemption from the registration requirements of the Securities Act requires that there be no general solicitation of purchasers of the Warrants. In this regard, if the offering of the units in the Company’s IPO were deemed to be a general solicitation with respect to the Warrants, the offer and sale of such Warrants may not be exempt from registration and, if not, the undersigned may have a right to rescind its purchase of the Warrants. In order to facilitate the completion of the Offering and in order to protect the Company, its stockholders, and the trust account from claims that may adversely affect the Company or the interests of its stockholders, the undersigned hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue, or rights in law or arbitration, as the case may be, to seek rescission of its purchase of the Warrants. The undersigned acknowledges and agrees that this waiver is being made in order to induce the Company to sell the Warrants to the undersigned. The undersigned agrees that the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims, or proceedings (collectively, “Claims”) and related losses, costs, penalties, fees, liabilities, and damages, whether compensatory, consequential, or exemplary, and expenses in connection therewith, including reasonable attorneys’ and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing, or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Warrants hereunder or relating to the purchase of the Warrants and the transactions contemplated hereby.
     The undersigned acknowledges that the Warrants are similar to the warrants included in the units offered in the IPO, except that: (i) they are not being registered in the Registration Statement and therefore shall not be freely tradeable until one year has passed from the consummation of a Business Combination and (ii) they are not redeemable so long as they are held by the initial holder thereof (or any of their permitted transferees). The shares of Common Stock to be issued upon exercise of the Warrants (the “Warrant Shares”) will be granted certain registration rights. In addition, in the event that a registration statement with respect to the Warrant Shares is not effective under the Securities Act, the undersigned shall not be entitled to exercise the Warrants and such Warrants may have no value and expire worthless. The undersigned acknowledges that in no event will the Company be required to net cash settle the Warrant exercise.

     The Company hereby acknowledges and agrees that so long as the Insider Warrants are held by the undersigned or his affiliates and permitted transferees, (i) the Insider Warrants will not be redeemable by the Company and (ii) the Insider Warrants may be exercised on a cashless basis by surrendering such Insider Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Insider Warrants, multiplied by the difference between the exercise price of the Insider Warrants and the “Fair Market Value” (as defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the Company’s Common Stock for the five trading days ending on the trading day prior to the date on which the Insider Warrants are exercised.
     The terms of this agreement and the restrictions on transfers with respect to the Insider Warrants may not be amended without the prior written consent of Lazard and Morgan Stanley.

Very truly yours,

Agreed to: Atlas Acquisition Holdings Corp.
By:
Name:
Title:

Bank of America
By:
Name:
Title:

Lazard Capital Markets LLC
By:
Name:
Title:

Morgan Stanley & Co. Incorporated
By:
Name:
Title: